UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2019

LIBERTY STAR URANIUM & METALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 East Congress St. Ste. 900, Tucson, Arizona 85701

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code 520-425-1433

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 19, 2019 the Board, having a quorum present, unanimously elected Boyd Charles Gordon as director of our company until the next shareholder’s meeting for the appointment of directors.

Mr. Gordon is a financial transaction professional with over 30 years of broad experience in corporate and international finance, capital market transactions and project development and finance. Currently, Mr. Gordon is a principal in a financial consultancy firm. At URS, a major engineering and construction company, Mr. Gordon served as the Senior Director of Project Development and Finance. In this position, Mr. Gordon structured large institutional financings for public sector infrastructure projects and assisted clients of the power and mining groups. His expertise is in structuring creative financing plans, finding funding sources and closing complex financial transactions. In a long career with Westinghouse Electric, Mr. Gordon served as European Treasurer, Director of Corporate Finance, Vice President of Asset Review, Vice President of the Leasing Group, and Director of Treasury Strategic Programs. He was a member of Westinghouse Electric’s team of corporate finance executives that guided the company through a severe financial crisis. Mr. Gordon received a master’s degree in International Management from the American Graduate School of International Management (Thunderbird) in 1976, a Master of Business Administration in Finance from Southern Methodist University in 1975, and a Bachelor of Science degree in Marketing from Missouri State University in 1972.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Certain Related Transactions and Relationships

We have not been party to any transaction with Mr. Boyd Charles Gordon since the beginning of our last fiscal year, or any currently proposed transaction with Boyd Gordon in which we were or will be a participant and where the amount involved exceeds $120,000, and in which Mr. Boyd Gordon had or will have a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release of Liberty Star Uranium & Metals Corp. dated July 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:	/s/ Brett Ivan Gross
Brett Ivan Gross, Chief Executive Officer, and Director

Date:	July 24, 2019